Exhibit 99.02 Letter from Jewett, Schwartz, Wolfe and Associates

April 3, 2009

Securities and Exchange Commission
460 Fifth Street N.W.
Washington, D.C. 20549

RE:	MedCom USA Incorporated
Commission File Number 0-25474

Dear Sirs:

We have received the statements being made by MedCom USA Incorporated in Item 4.02 of its 8K dated April 3, 2009 and caption “Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.”  We have also received the statements being made by the Company related to “Securities Exchange of 1934 Act Discrepancies.”

Sincerely

Jewett, Schwartz, Wolfe and Associates